Exhibit 99.2




May 31, 2002




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated May 31, 2002, of The Morgan Group, Inc. and are in agreement with the statements contained in the first, third and fourth paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                              /s/ Ernst & Young LLP
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